Exhibit 99.2

Mullen Automotive Commences Trading on NASDAQ

Company begins trading under Nasdaq stock ticker symbol “MULN”

BREA, Calif., Nov. 05, 2021 Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, is pleased to announce that the Company begins trading today on the Nasdaq Stock Market LLC (“Nasdaq”) under new stock ticker symbol “MULN.”

“Today is a monumental day for Mullen Automotive. I am especially proud of our team, investors and all who have believed in Mullen and taken us to this point as a publicly traded company on the Nasdaq capital markets,” says David Michery, CEO and chairman of Mullen Automotive. “Trading on Nasdaq now opens us up to new investors, both institutional and retail shareholders, and broadens our awareness and company profile, while increasing awareness of Mullen and our technology platform and opening new opportunities in EV and beyond. The road ahead has never been brighter for Mullen and I am proud to lead us into the future.”

Mullen will debut to the world, for the first time, the FIVE EV Crossover on Nov. 17, 2021, at the Los Angeles International Auto Show (LAIAS). The FIVE will debut in the South Hall (Booth S-101) on Day One of the international media and press days. The FIVE will continue on display in the South Hall during the consumer days of the show, Nov. 19 – 28, 2021. Mullen will display multiple variants of the FIVE model while also showcasing powertrain, battery and charging technology.

The FIVE is built on a EV Crossover skateboard platform that offers multiple powertrain configurations and trim levels in a svelte design that is Strikingly DifferentTM and exciting to experience in person. Learn more about the Mullen FIVE on MullenUSA.com.

About Mullen

Mullen is a Southern California-based automotive company that owns and partners with several synergistic businesses working toward the unified goal of creating clean and scalable energy solutions. Mullen has evolved over the past decade in sync with consumers and technology trends. Today, the Company is working diligently to provide exciting EV options built entirely in the United States and made to fit perfectly into the American consumer’s life. Mullen strives to make EVs more accessible than ever by building an end-to-end ecosystem that takes care of all aspects of EV ownership.

Forward-Looking Statements

This press release contains "forward-looking statements." Words such as "may," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar expressions, as well as statements in future tense, often signify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the reverse merger, the Nasdaq approval process and listing, and proposed debut date of the Mullen FIVE (formerly MX-05) midsize crossover. These forward-looking statements are, by their nature, subject to significant risks and uncertainties.

Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information that the Company has when those statements are made or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements, including factors beyond the Company's control. As a result of these and other risks, uncertainties and assumptions, forward-looking events and circumstances discussed herein might not occur in the way the Company expects or at all. Accordingly, readers should not place reliance on any forward-looking information or statements. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements herein are qualified by reference to the cautionary statements set forth in this section.

Contact:

Mullen Automotive, Inc.

+1 (714) 613-1900

www.MullenUSA.com

For more information, please visit https://www.mullenusa.com/